MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 38
                                   REFERENCE TRUST AGREEMENT

               This Reference Trust Agreement, dated August 24, 1989, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Multi-State Series 37 and Subsequent Series, Trust Indenture and Agreement," dated June 30, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                                W I T N E S S E T H    T H A T :

               In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:

                                            PART I

                                      STANDARD TERMS AND
                                      CONDITIONS OF TRUST

               Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument.

                                            PART II

                                       SPECIAL TERMS AND
                                      CONDITIONS OF TRUST

               The following special terms and conditions are hereby agreed to:

               (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

               (b) For the purposes of the definition of the Unit in Article I, the fractional undivided interest in and ownership of each State Trust is as follows:


C/M  11939.0001 407424.1

                             California Trust:                   1/2,000
                             New York Trust:                     1/5,000
                             Pennsylvania Trust:                 1/2,000

               (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on January 1, 1990 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1990) and December 1 of each year for annual distributions (commencing on December 1, 1990).

               (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on January 15, 1990 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1990) and December 15 of each year for annual distributions (commencing on December 15, 1990).

               (e) All Certificateholders of record on December 1, 1989 (the "First Record Date"), regardless of the plan distribution selected, will receive a distribution to be made on or shortly after December 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

               (f)    The First Settlement Date shall mean August 31,
1989.

               (g) The number of Units referred to in Section 2.03 for each State Trust is as follows:

                             California Trust:                   2,000
                             New York Trust:                     5,000
                             Pennsylvania Trust:                 2,000

               (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

               (i) For the purposes of Section 6.01(g), the liquidation amount of each State Trust is hereby specified to be as follows:

                             California Trust:                   $ 800,000
                             New York Trust:                     $2,000,000
                             Pennsylvania Trust:                 $ 800,000

               (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of

                                            -2-
C/M  11939.0001 407424.1

Bonds for that portion of the California Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the California Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the California Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the California Trust and the respective dates of delivery of such Bonds.

               (k) For the purposes of Section 6.04, the Trustee shall be paid per annum $.96 per $1,000 principal amount of Bonds for that portion of the New York Trust under the monthly distribution plan, $.50 per $1,000 principal amount of Bonds for that portion of the New York Trust under the semi-annual distribution plan and $.32 per $1,000 principal amount of Bonds for that portion of the New York Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion (a maximum of $.79 per Unit times the number of Units on the monthly distribution plan, $.50 per Unit plus $.29 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.32 per Unit plus $.47 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the New York Trust and the respective dates of delivery of such Bonds.

               (l) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Pennsylvania Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Pennsylvania Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Pennsylvania Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of the Pennsylvania Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of the Pennsylvania Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual

                                            -3-
C/M  11939.0001 407424.1
distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Pennsylvania Trust and the respective dates of delivery of such Bonds.

               (m) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the State Trusts.

               (n) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

               IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                                [Signatures on separate pages]


                                            -4-
C/M  11939.0001 407424.1

                            BEAR, STEARNS & CO. INC.
                             Depositor


                             By
                                    Authorized Signatory


STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )

        On this 23rd day of August, 1989, before me personally appeared Peter
J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public










                          Municipal Securities Trust,
                             Multi-State Series 38




C/M  11939.0001 407424.1

                                GRUNTAL & CO., INCORPORATED
                                Depositor


                                By
                                       Authorized Signatory


STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )


               On this 25 day of July, 1989, before me personally appeared George Bernard, Jr., to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                 Notary Public






                          Municipal Securities Trust,
                             Multi-State Series 38



C/M  11939.0001 407424.1

                           UNITED STATES TRUST COMPANY OF NEW YORK
                           Trustee


                           By
                                   Assistant Vice President



(SEAL)

ATTEST:




Assistant Secretary












                          Municipal Securities Trust,
                             Multi-State Series 38



C/M  11939.0001 407424.1

                                  STANDARD & POOR'S CORPORATION
                                  Evaluator



                                  By
                                                Vice President




(SEAL)

ATTEST:



Vice President








                           Municipal Securities Trust
                             Multi-State Series 38



C/M  11939.0001 407424.1

                                                 SCHEDULE A


                                         MUNICIPAL SECURITIES TRUST
                                            MULTI-STATE SERIES 38

                                                  PORTFOLIO


                                              CALIFORNIA TRUST


                                            As of August 24, 1989

                                          A MONTHLY PAYMENT SERIES
                             SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

             Aggregate                       Name of Issuer and                                         Coupon/
  Portfolio  Principal                         Title of Bonds                                          Maturity
     No.       Amount                         Contracted for(5)                     Ratings(1)        Date(s)(2)
     ---       ------                         -----------------                     ----------        ----------
  1.         $  200,000      Calif. Hlth. Facs. Finc. Auth. Insrd. Hosp. Rev.        AAA              9.375%
                                   (Certinela Hosp. Med. Cntr.) 1985A (MBIA)                         9/01/2015
  2.            200,000      Calif. Hlth. Facs. Finc. Auth. Kaiser Permanente         AA              9.125%
                                   Med. Care. Prgm. Rev. Bonds 1985 Series A                        10/01/2015
  3.            200,000           Calif. Hlth. Facs. Fincg. Auth. Hosp. Rev.          A               6.850%
                              Bonds (Pacific Presbyterian Med. Cntr.) Series                         6/01/2019
                                                                       1989A
  4.             50,000       Calif. State Dept. of Wtr. Central Valley Pwr.          AA              9.500%
                                                                  Fac. Bonds                        12/01/2004
  5.            185,000         Huntington Beach Calif. Civic Imprvmt. Corp.         A1*              7.000%
                                 Rev. Bonds Certs. of Part. (1989 Pub. Prkg.                         8/01/2019
                                                               Prjt. Fincg.)
  6.            200,000         Irvine Ranch CAlif. Wtr. Dstrct. Joint Pwrs.          A+              8.250%
                                 Agncy. (Local Agncy. Pool) Rev. Bonds Issue                         8/15/2023
                                                                     II 1988
  7.            200,000             Los Angeles Cnvntn. & Exhib. Cntr. Auth.       A(Prov.)           6.500%
                                  Rfdng. Bonds Certs. of Part. 1989 Series A                         8/15/2021
  8.            200,000         M-S-R Pub. Pwr. Agncy. Calif. San Juan Prjt.          A               6.875%
                                                         Rev. Bonds Series C                         7/01/2019
  9.            190,000           City of San Buenaventura Calif. Rev. Bonds          A*              6.850%
                                 Certs. of Part. (1986 Cap. Imprvmt. Prjts.)                         8/01/2016
 10.            175,000      So. Calif. Pub. Pwr. Auth. Calif. Pwr. Prjt. Rev.        AA              6.875%
                                            Bonds 1987 Rfndg. Bonds Series A                         7/01/2015
 11.            100,000       P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O          A-              5.000%
                                                                                                     7/01/2012
 12.            100,000       P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O          A-              0.000%
                                                                                                     7/01/2017

             $2,000,000
          =============


                  Redemption Feature
  Portfolio       S.F.-- Sinking Fund            Cost of Bonds
     No.          Ref.-- Refunding(2)             to Trust(3)
     ---          -------------------             -----------
  1.            9/01/11 @ 100 S.F.                  $  228,840
                9/01/95 @ 102 Ref.
  2.            10/01/06 @ 100 S.F.                    225,020
                10/01/95 @ 102 Ref.
  3.            6/01/08 @ 100 S.F.                     189,098
                6/01/99 @ 102 Ref.

  4.            12/01/98 @ 100 S.F.                     56,592
                12/01/94 @ 102 Ref.
  5.            8/01/04 @ 100 S.F.                     181,579
                8/01/99 @ 102 Ref.

  6.            8/15/09 @ 100 S.F.                     214,386
                8/15/98 @ 100 Ref.

  7.            No Sinking Fund                        184,908
                8/15/99 @ 101.5 Ref.
  8.            7/01/20 @ 100 S.F.                     192,038
                1/01/97 @ 102 Ref.
  9.            8/01/96 @ 100 S.F.                     183,217
                8/01/97 @ 102 Ref.
 10.            7/01/07 @ 100 S.F.                     169,340
                7/01/96 @ 102 Ref.
 11.            No Sinking Fund                         74,875
                7/01/99 @ 100 Ref.
 12.            No Sinking Fund                         14,129
                Non Callable

                                                    $1,914,022
                                                 =============



                                            A-12
C/M  11939.0001 407424.1

                                                 SCHEDULE A


                                         MUNICIPAL SECURITIES TRUST
                                            MULTI-STATE SERIES 38

                                                  PORTFOLIO


                                               NEW YORK TRUST


                                            As of August 24, 1989

                                          A MONTHLY PAYMENT SERIES
                             SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

                    Aggregate                       Name of Issuer and                                         Coupon/
  Portfolio         Principal                         Title of Bonds                                          Maturity
     No.              Amount                         Contracted for(5)                     Ratings(1)        Date(s)(2)
     ---              ------                         -----------------                     ----------        ----------
         1.           $  500,000          N.Y. State Dorm. Auth. Judicial Facs. Lease          A-              7.375%
                                         Rev. Bonds (Suffolk Cnty. Issue) Series 1986                         7/01/2016
         2.              270,000         N.Y. State Dorm. Auth. State Univ. Ed. Facs.          A+              7.125%
                                                              Rev. Bonds Series 1989A                         5/15/2017
         3.              500,000            N.Y. State Energy Res. & Dev. Auth. Poll.         Aa3*             9.000%
                                          Cntrl. Rev. Bonds (Orange & Rockland Utils.                         8/01/2015
                                                              Inc. Prjt.) Series 1985
         4.              500,000              N.Y. State Med. Care Facs. Finc. Agncy.          A+              8.875%
                                         Mental Hlth. Svs. Facs. Imprvmt. Rev. Rfndg.                         8/15/2007
                                                                  Bonds 1987 Series A
         5.              500,000         N.Y. State Med. Care Facs. (Mt. Sinai Hosp.)          AA              8.875%
                                                            Series C FHA Insrd. Bonds                         1/15/2026
         6.              485,000              N.Y. State Med. Care Facs. Finc. Agncy.          A               7.400%
                                               Secured Hosp. Rev. Bonds 1989 Series A                         2/15/2019
         7.              500,000              N.Y. State Med. Care Facs. Finc. Agncy.          AA              7.250%
                                           (Montefiore Med. Cntr.) Hosp. & Nrsg. Home                         2/15/2024
                                             FHA-Insrd. Mtg. Rev. Bonds 1989 Series A
         8.              500,000           Pwr. Auth. of the State of N.Y. Gen. Purp.         Aa*              8.000%
                                                                       Bonds Series V                         1/01/2017
         9.              500,000                Triborough Bridge & Tunnel Auth. Mtg.          A               7.125%
                                              Recording Tax Spec. Oblig. Bonds Series                         1/01/2019
                                                                                1989A
        10.              245,000         N.Y. City Munl. Wtr. Finc. Auth. Wtr. & Swr.          A*              5.000%
                                                 Sys. Rev. Bonds Fiscal 1987 Series A                         6/15/2017
        11.              250,000       P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O          A-              5.000%
                                                                                                              7/01/2012
        12.              250,000       P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O          A-              0.000%
                                                                                                              7/01/2017

                      $5,000,000
                   =============

                     Redemption Feature
  Portfolio          S.F.-- Sinking Fund            Cost of Bonds
     No.             Ref.-- Refunding(2)             to Trust(3)
     ---             -------------------             -----------
         1.          7/01/00 @ 100 S.F.                  $  498,480
                     7/01/96 @ 102 Ref.
         2.          5/15/10 @ 100 S.F.                     262,575
                     5/15/99 @ 102 Ref.
         3.          No Sinking Fund                        561,005
                     8/01/95 @ 102 Ref.

         4.          2/15/00 @ 100 S.F.                     560,695
                     8/15/97 @ 102 Ref.

         5.          7/15/02 @ 100 S.F.                     551,320
                     1/15/96 @ 102 Ref.
         6.          2/15/10 @ 100 S.F.                     485,000
                     8/15/99 @ 102 Ref.
         7.          2/15/10 @ 100 S.F.                     493,745
                     2/15/99 @ 102 Ref.

         8.          7/01/14 @ 100 S.F.                     530,650
                     1/01/98 @ 102 Ref.
         9.          1/01/91 @ 100 S.F.                     486,465
                     1/01/99 @ 102 Ref.

        10.          6/15/15 @ 100 S.F.                     181,743
                     6/15/96 @ 100 Ref.
        11.          No Sinking Fund                        187,188
                     7/01/99 @ 100 Ref.
        12.          No Sinking Fund                         35,322
                     Non Callable

                                                         $4,834,188
                                                      =============




                                            A-13
C/M  11939.0001 407424.1

                                                 SCHEDULE A


                                         MUNICIPAL SECURITIES TRUST
                                            MULTI-STATE SERIES 38

                                                  PORTFOLIO


                                             PENNSYLVANIA TRUST


                                            As of August 24, 1989

                                          A MONTHLY PAYMENT SERIES
                             SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

                    Aggregate                       Name of Issuer and                                         Coupon/
  Portfolio         Principal                         Title of Bonds                                          Maturity
     No.              Amount                         Contracted for(5)                     Ratings(1)        Date(s)(2)
     ---              ------                         -----------------                     ----------        ----------
         1.            $  25,000           Penn. Hghr. Ed. Facs. Auth.--The RIDC Rgnl.          A+              9.000%
                                               Growth Fund Rev. Bonds Carnegie-Mellon                        11/01/2009
                                           Univ. Software Engineering Institute Facs.
         2.              150,000        Penn. Hghr. Ed. Facs. Auth. Hosp. Rev. Rfndg.         Aa*              9.250%
                                             Bonds 1985B Thomas Jefferson Univ. Hosp.                         7/01/2008
         3.             200,000(4)       Penn. Hghr. Ed. Facs. Auth. Hosp. Rev. Bonds         Aa*              6.000%
                                          (Thomas Jefferson Univ.-Life Sciences Bldg.                         7/01/2019
                                                                 Prjt.) 1989 Series A
         4.              150,000      Allegheny Cnty. Institution Dstrct. No. 17 Penn.        AAA              9.125%
                                                      Gen. Oblig. Rfndg. Bonds (MBIA)                         3/01/2001
         5.               75,000          Allegheny Cnty. Penn. Hosp. Dev. Auth. Rev.         AAA              8.250%
                                              Bonds (Magee-Womens Hosp.) Series 1988A                        10/01/2013
                                                                               (MBIA)
         6.              100,000         Delaware Cnty. Penn. Rgnl. Wtr. Qlty. Cntrl.         AAA              7.000%
                                               Auth. (DELCORA) Swr. Rev. Bonds Series                         5/01/2012
                                                                         1989A (MBIA)
         7.             200,000(4)      Lehigh Cnty. Penn. Gen. Purp. Auth. Fac. Rev.         Aaa*             7.250%
                                         Bonds Series 1984 (Lehigh Pretreatment Plant                         1/01/2010
                                                          Prjt.) (Financial Guaranty)
         8.              200,000           Lehigh Cnty. Penn. Genl. Purp. Auth. Hosp.         A1*              9.000%
                                           Rev. Bonds (Healtheast Inc.) Series C 1987                         7/01/2015
         9.              200,000        Allegheny Cnty. Penn. Monroeville Hosp. Auth.          AA              7.300%
                                            Hosp. Rev. Bonds (Forbes Hlth. Sys.) 1985                        10/01/2009
                                                                      Series C (HIBI)
        10.              200,000            No. Penn. Wtr. Auth. Tax Exempt Adj. Mode         AAA              7.100%
                                                          Wtr. Rev. Bonds Series 1986                        11/01/2016
        11.              200,000           No. Wales Penn. Wtr. Auth. Tax Exempt Adj.         AAA              7.100%
                                                     Mode Wtr. Rev. Bonds Series 1986                        11/01/2016
        12.              200,000            Philadelphia Penn. Wtr. & Swr. Rev. Bonds          A               6.000%
                                                                       Twelfth Series                         7/01/2016
        13.              100,000       P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O          A-              0.000%
                                                                                                              7/01/2017

                      $2,000,000
                   =============

                  Redemption Feature
  Portfolio       S.F.-- Sinking Fund            Cost of Bonds
     No.          Ref.-- Refunding(2)             to Trust(3)
     ---          -------------------             -----------
         1.        11/01/06@ 100 S.F.                   $  28,067
                  11/01/95 @ 102 Ref.

         2.       7/01/02 @ 100 S.F.                     170,271
                  11/01/95 @ 102 Ref.
         3.       7/01/04 @ 100 S.F.                     169,616
                  7/01/99 @ 102 Ref.

         4.       3/01/00 @ 100 S.F.                     167,904
                  3/01/95 @ 102 Ref.
         5.       10/01/09 @ 100 S.F.                     81,090
                  10/01/97 @ 102 Ref.

         6.       5/01/05 @ 100 S.F.                      98,866
                  5/01/99 @ 100 Ref.

         7.       1/01/04 @ 100 S.F.                     200,000
                  1/01/98 @ 102 Ref.

         8.       7/01/06 @ 100 S.F.                     228,774
                  7/01/97 @ 102 Ref.
         9.       10/01/01 @ 100 S.F.                    200,000
                  10/01/96 @ 102 Ref.

        10.       11/01/10 @ 100 S.F.                    197,598
                  11/01/97 @ 102 Ref.
        11.       11/01/10 @ 100 S.F.                    197,598
                  11/01/97 @ 102 Ref.
        12.       7/01/15 @ 100 S.F.                     171,632
                  7/01/96 @ 100 S.F.
        13.       No Sinking Fund                         14,129
                  Non Callable

                                                      $1,925,545
                                                   =============



                                            A-14
C/M  11939.0001 407424.1

                       MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 40
                                   REFERENCE TRUST AGREEMENT

               This Reference Trust Agreement, dated December 12, 1990, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Multi-State Series 37 and Subsequent Series, Trust Indenture and Agreement," dated June 30, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                                W I T N E S S E T H   T H A T :

               In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:

                                            PART I

                                      STANDARD TERMS AND
                                      CONDITIONS OF TRUST

               Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument.

                                            PART II

                                       SPECIAL TERMS AND
                                      CONDITIONS OF TRUST


               The following special terms and conditions are hereby agreed to:

               (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

               (b) For the purposes of the definition of the Unit in Article I, the fractional undivided interest in and ownership of each State Trust is as follows: New York Trust: 1/5,000


C/M  11939.0001 407424.1

               (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on May 1, 1991 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

               (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on May 15, 1991 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

               (e) All Certificateholders of record on April 1, 1991 (the "First Record Date"), regardless of the plan distribution selected, will receive a distribution to be made on or shortly after April 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

               (f) The First Settlement Date shall mean December 19, 1990.

               (g) The number of Units referred to in Section 2.03 for each State Trust is as follows: New York Trust: 5,000.

               (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

               (i) For the purposes of Section 6.01(g), the liquidation amount of each State Trust is hereby specified to be as follows: New York Trust:
$2,000,000.

               (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $.96 per $1,000 principal amount of Bonds for that portion of the New York Trust under the monthly distribution plan, $.50 per $1,000 principal amount of Bonds for that portion of the New York Trust under the semi-annual distribution plan and $.32 per $1,000 principal amount of Bonds for that portion of the New York Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.79 per Unit times the number of Units on the monthly distribution plan, $.50 per Unit plus $.29 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.32 per Unit plus $.47 of New York Trust expenses (to be assumed and paid by

C/M  11939.0001 407424.1
the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the New York Trust and the respective dates of delivery of such Bonds.

               (k) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the State Trusts.

               (l) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

               IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                                [Signatures on separate pages]



C/M  11939.0001 407424.1

                            BEAR, STEARNS & CO. INC.
                            Depositor


                            By
                                   Authorized Signatory



STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )


               On this 30th day of August, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.





                                 Notary Public








                          Municipal Securities Trust,
                             Multi-State Series 40



C/M  11939.0001 407424.1

                               GRUNTAL & CO., INCORPORATED
                                   Depositor


                               By
                                           Authorized Signatory



STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )

        On this 22 day of August, 1990, before me personally appeared George Bernard, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public







                          Municipal Securities Trust,
                             Multi-State Series 40



C/M  11939.0001 407424.1

                                    UNITED STATES TRUST COMPANY OF NEW YORK
                                    Trustee

                                    By
                                            Assistant Vice President


(SEAL)

ATTEST:



Assistant Secretary








                          Municipal Securities Trust,
                             Multi-State Series 40



C/M  11939.0001 407424.1

                               STANDARD & POOR'S CORPORATION
                                   Evaluator


                               By
                                         Vice President



(SEAL)

ATTEST:



        Vice President








                          Municipal Securities Trust,
                             Multi-State Series 40



C/M  11939.0001 407424.1

                                                 SCHEDULE A


                                         MUNICIPAL SECURITIES TRUST
                                            MULTI-STATE SERIES 40

                                                  PORTFOLIO


                                               NEW YORK TRUST


                                           As of December 12, 1990

                                          A MONTHLY PAYMENT SERIES
                             SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

                    Aggregate                       Name of Issuer and                                         Coupon/
  Portfolio         Principal                         Title of Bonds                                          Maturity
     No.              Amount                         Contracted for(5)                     Ratings(1)        Date(s)(2)
     ---              ------                         -----------------                     ----------        ----------
         1.           $  500,000          Dorm. Auth. of the State of N.Y. Rev. Bonds          A*              7.600%
                                                   Upstate Cmmnty. Cllgs. 1990A Issue                         7/01/2020
         2.              500,000         N.Y. State Dorm. Auth. State Univ. Ed. Facs.          A*              7.700%
                                                              Rev. Bonds Series 1990A                         5/15/2012
         3.              500,000          Dorm. Auth. of the State of N.Y. City Univ.          A*              7.875%
                                            Sys. Cnsldtd. Second Gen. Resolution Rev.                         7/01/2017
                                                                   Bonds Series 1990F
         4.              500,000              N.Y. State Med. Care Facs. Finc. Agncy.          A*              7.875%
                                          Mental Hlth. Svs. Facs. Imprvmt. Rev. Bonds                         8/15/2020
                                                                        1990 Series B
         5.              500,000         N.Y. State Med. Care Facs. (Mt. Sinai Hosp.)          AA              8.875%
                                                            Series C FHA Insrd. Bonds                         1/15/2026
         6.              235,000          State of N.Y. Mtg. Agncy. Hmownr. Mtg. Rev.         Aa*              7.750%
                                                                    Bonds Series EE-4                        10/01/2010
         7.              500,000           N.Y. State Urb. Dev. Corp. Correc. Capital          A*              7.750%
                                                            Facs. Rev. Bonds Series 1                         1/01/2014
         8.              500,000          N.Y. State Urb. Dev. Corp. Prjt. Rev. Bonds          A*              7.800%
                                               (Clarkson Cntr. for Advanced Materials                         1/01/2020
                                                         Processing Loan) Series 1990
         9.              450,000          N.Y. State Urb. Dev. Corp. Prjt. Rev. Bonds          A*              7.875%
                                          (Onondaga Cnty. Convntn. Cntr.) Series 1990                         1/01/2010
        10.              500,000           Metro. Trans. Auth. N.Y. Trans. Facs. 1987          A*              7.500%
                                                         Serv. Cntrct. Bonds Series 3                         7/10/2016
        11.              115,000          United Nations Dev. Corp. of N.Y. Phase 2 &          A*              7.875%
                                                                  3 Sr. Lien Series A                         7/01/2026
        12.              200,000             N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.         Aa*              0.000%
                                                                      Bonds Series II                         4/01/2020

                      $5,000,000
                   =============

                    Redemption Feature
  Portfolio         S.F.-- Sinking Fund            Cost of Bonds
     No.            Ref.-- Refunding(2)             to Trust(3)
     ---            -------------------             -----------
         1.         7/01/06 @ 100 S.F.                  $  488,475
                    7/01/00 @ 102 Ref.
         2.         5/15/06 @ 100 S.F.                     494,785
                    5/15/00 @ 102 Ref.
         3.         7/01/08 @ 100 S.F.                     498,580
                    7/01/00 @ 102 Ref.

         4.         8/15/09 @ 100 S.F.                     495,660
                    8/15/00 @ 102 Ref.

         5.         7/15/92 @ 100 S.F.                     534,385
                    1/15/96 @ 102 Ref.
         6.         4/01/96 @ 100 S.F.                     237,674
                    10/01/00 @ 102 Ref.
         7.         1/01/03 @ 100 S.F.                     492,055
                    1/01/00 @ 102 Ref.
         8.         1/01/04 @ 100 S.F.                     494,295
                    1/01/01 @ 102 Ref.

         9.         1/01/03 @ 100 S.F.                     448,866
                    7/01/01 @ 102 Ref.
        10.         7/01/09 @ 100 S.F.                     478,140
                    7/01/00 @ 102 Ref.
        11.         1/01/07 @ 100 S.F.                     115,000
                    7/01/96 @ 102 Ref.
        12.         4/01/12 @ 52.88 S.F.                    19,646
                    4/01/99 @ 19.34 Ref.

                                                        $4,797,561
                                                     =============




                                            A-12
C/M  11939.0001 407424.1

                             MUNICIPAL SECURITIES TRUST, SERIES 49
                                   REFERENCE TRUST AGREEMENT

               This Reference Trust Agreement, dated December 12, 1990, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 45 and 73rd Discount Series, and Subsequent Series, Trust Indenture and Agreement," dated July 20, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                                W I T N E S S E T H T H A T :

               In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:

                                            PART I

                                      STANDARD TERMS AND
                                      CONDITIONS OF TRUST

               Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument.


                                            PART II

                                       SPECIAL TERMS AND
                                      CONDITIONS OF TRUST


               The following special terms and conditions are hereby agreed to:

               (a)The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

               (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.

               (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on

C/M  11939.0001 407424.1

May 1, 1991 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

               (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on 14ay 15, 1991 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

               (e) All Certificateholders of record on April 1, 1991 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after April 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

               (f) The First Settlement Date shall mean December 19, 1990.

               (g) The number of Units referred to in Section 2.03 is 5,000.

               (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

               (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,000,000.

               (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $.96 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.50 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.32 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.79 per Unit times the number of Units on the monthly distribution plan, $.50 per Unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.32 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan) of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                                             2
C/M  11939.0001 407424.1

               (k) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

               (l) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

               IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                                [Signatures on separate pages]




                                             3
C/M  11939.0001 407424.1

                            BEAR, STEARNS & CO. INC.
                                   Depositor


                             By
                                    Authorized Signatory




STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )


               On this 30th day of August, 1990, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.





                                                          Notary Public











                                                   Municipal Securities Trust,
                                                   Series 49



C/M  11939.0001 407424.1

                             GRUNTAL & CO., INCORPORATED
                                   Depositor


                             By
                                     Authorized Signatory




STATE OF NEW YORK            )
                             :ss.:
COUNTY OF NEW YORK           )


               On this 22nd day of August, 1990, before me personally appeared George Bernard to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                                          Notary Public









                                                   Municipal Securities Trust,
                                                   Series 49



C/M  11939.0001 407424.1

                                    UNITED STATES TRUST COMPANY OF NEW YORK
                                            Trustee


                                    By
                                           Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary








                                                   Municipal Securities Trust,
                                                   Series 49



C/M  11939.0001 407424.1

                               STANDARD & POOR'S CORPORATION
                                   Evaluator


                               By
                                          Vice President




(SEAL)

ATTEST:



        Vice President













                                                   Municipal Securities Trust,
                                                   Series 49



C/M  11939.0001 407424.1

                                                 SCHEDULE A


                                         MUNICIPAL SECURITIES TRUST
                                                  PORTFOLIO



                                                  SERIES 49


                                           As of December 12, 1990

                                          A MONTHLY PAYMENT SERIES
                             SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

                    Aggregate                       Name of Issuer and                                         Coupon/
  Portfolio         Principal                         Title of Bonds                                          Maturity
     No.              Amount                         Contracted for(5)                     Ratings(1)        Date(s)(2)
     ---              ------                         -----------------                     ----------        ----------
         1.          $  500,000(4)          Alaska State Hsg. Insrd. Mtg. Prgm. Bonds         Aa*              7.800%
                                                                    1990 First Series                         7/01/2030
         2.              400,000            Tampa Fla. Cap. Imprvmt. Prog. Rev. Bonds         AA-              8.375%
                                                                         Series 1988B                        10/01/2018
         3.              400,000           S.W. Ill. Dev. Auth. Hosp. Rev. Bonds (St.          A+              8.000%
                                                    Elizabeth Med. Cntr.) Series 1990                         6/01/2010
         4.              300,000             Mass. Hlth. & Ed. Facs. Auth. Rev. Bonds          A               8.000%
                                                        Brockton Hosp. Issue Series B                         7/01/2007
         5.              200,000           Mass. Wtr. Res. Auth. Gen. Rev. Bonds 1990          A*              7.500%
                                                                             Series A                         4/01/2016
         6.              400,000           Boston Mass. Boston City Hosp. (FHA Insrd.          AA              7.625%
                                                            Mtg.) Rev. Bonds Series A                         2/15/2021
         7.              500,000         Mich. State Hsg. Dev. Auth. Rental Hsg. Rev.          A+              7.550%
                                                                  Bonds 1990 Series B                         4/01/2023
         8.              250,000          Dorm. Auth. of the State of N.Y. City Univ.          A*              7.875%
                                            Sys. Cnsldtd. Second Gen. Resolution Rev.                         7/01/2017
                                                                  Bonds Series 1990 F
         9.              250,000           Metro. Trans. Auth. N.Y. Trans. Facs. 1987          A*              7.500%
                                                         Serv. Cntrct. Bonds Series 3                         7/01/2016
        10.              250,000          N.Y. State Urb. Dev. Corp. Prjt. Rev. Bonds          A*              7.800%
                                               (Clarkson Cntr. for Advanced Materials                         1/01/2020
                                                         Processing Loan) Series 1990
        11.              300,000       Battery Park City Auth. N.Y. Rev. Bonds Series          A*              6.500%
                                                                                 1990                         5/01/2020
        12.              500,000        Tulsa Ok. Muni. Arpt. Indus. Dev. Rev. Bonds-          A-              9.500%
                                                                    American Airlines                         6/01/2020
        13.              500,000          Brazos River Auth. Tx. Colltzd. Rev. Rfndg.          A-              8.250%
                                         Bonds (Houston Ltg. & Pwr. Co. Prjt.) Series                         5/15/2015
                                                                                1988B
        14.              250,000            Ill. Hsg. Dev. Auth. Multi-Fam. Hsg. Rev.          A+              0.000%
                                                                  Bonds 1983 Series A                         7/01/2025

                      $5,000,000
                   =============

                   Redemption Feature
  Portfolio        S.F.-- Sinking Fund            Cost of Bonds
     No.           Ref.-- Refunding(2)             to Trust(3)
     ---           -------------------             -----------
         1.        12/01/15 @ 100 S.F.                 $  503,750
                   12/01/00 @ 102 Ref.
         2.        10/01/03 @ 100 S.F.                    421,528
                   10/01/98 @ 100 Ref.
         3.        6/01/03 @ 100 S.F.                     415,192
                   6/01/00 @ 103 Ref.
         4.        7/01/03 @ 100 S.F.                     300,000
                   7/01/97 @ 102 Ref.
         5.        4/01/15 @ 100 S.F.                     200,000
                   4/01/00 @ 102 Ref.
         6.        2/15/11 @ 100 S.F.                     402,000
                   8/15/00 @ 102 Ref.
         7.        4/01/11 @ 100 S.F.                     501,900
                   4/01/01 @ 102 Ref.
         8.        7/01/08 @ 100 S.F.                     249,290
                   7/01/00 @ 102 Ref.

         9.        7/01/09 @ 100 S.F.                     239,070
                   7/01/00 @ 102 Ref.
        10.        1/01/04 @ 100 S.F.                     247,148
                   1/01/01 @ 102 Ref.

        11.        5/01/16 @ 100 S.F.                     259,833
                   5/01/99 @ 100 Ref.
        12.        No Sinking Fund                        547,785
                   12/01/95 @ 102 Ref.
        13.        No Sinking Fund                        534,060
                   5/01/98 @ 102 Ref.

        14.        7/01/06 @ 13.676 S.F.                   10,115
                   Non-Callable

                                                       $4,831,671
                                                    =============




                                            A-13
C/M  11939.0001 407424.1